                                                                      Exhibit 24
                               POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints  Theodore  C  Miller  and  James  P  Rousey,  and  each  of  them,  the undersigned's true and lawful attorneys-in-fact, to:

     (1) execute for and on behalf of the undersigned any and all forms, reports and statements  (including  Forms 3, 4, and 5) required or permitted to be filed by the undersigned  pursuant to Section 16(a) of the Securities  Exchange Act of
1934 and the rules  thereunder,  as a result of the  undersigned's  status as an officer,  director, and/or principal stockholder of United Trust Group, Inc (the
"Company").

     (2) do and  perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or  desirable  to  complete  and execute any such form, report and/or statement and timely file such form,  report and/or statement with the United States  Securities and Exchange  Commission and any stock exchange or similar authority; and

     (3) take any other action of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorneys-in-fact, and each of them, may be of  benefit  to,  in the best  interest  of,  or  legally  required  by,  the
undersigned,   it  being   understood  that  the  documents   executed  by  such
attorneys-in-fact  on  behalf  of the  undersigned  pursuant  to this  Power  of
Attorney  shall be in such form and shall  contain such items and  conditions as such attorneys-in-fact may approve in their individual discretion.

     The undersigned hereby grants to such attorneys-in-fact,  and each of them, full  power  and  authority  to do and  perform  any and  every  act  and  thing whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and powers  herein  granted,  as fully to all intents and purposes as the  undersigned  might or could do if  personally  present,  with full power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorneys-in-fact,  or such attorney-in-fact's substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned  is no longer  required to file any form,  report or statement  with respect to the undersigned's ownership of, transactions in and equity-based swap agreements involving securities issued by the Company, unless earlier revoked by
the   undersigned   in   a   signed   writing   delivered   to   the   foregoing
attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of September , 2004.

                                              /S/Thomas F Darden
                                                        Signature

                                                     Thomas F Darden
                                                        Print Name